If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with closing land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing infrastructure work affiliated with certain land transactions and the impact on the total estimated gain as well as the timing of the recognition of that gain, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

Snapshot OPERATING SEGMENTS LAND INCOME PROPERTIES LOAN INVESTMENTS SUBSURFACE INTERESTS 10,500 Acres 1.6 million sq. feet (2) 4 Loans 500,000 Acres >2,300 Acres under Contract Retail & Office Hotel & Retail Under Contract Potential Proceeds $68 million (2) NOI = $17.4 million (2) $38.5 million Potential Proceeds $24 million Equity Market Cap (1)$274.4 million Debt$177.5 million Total Enterprise Value (‘TEV’)$451.9 million Cash (including 1031 restricted cash) (2) $ 31.0 million Leverage (net debt to TEV) (1) 32% Employees 14 Outside Directors 6 As of March 31, 2016 (unless otherwise noted) As of April 15, 2016 As of April 22, 2016 There can be no assurances regarding the likelihood or timing of the potential transactions or, if any occur, the final terms including sales price

What We did in 2015 $22.5 million Land Sales (114 acres – average $198k/acre) $96.2 million in Investments (1) $24.3 million in Income Property Dispositions 2015 – Year in Review Results $1.44 in EPS vs. $1.11 of EPS in 2014 Total amount of acquisitions includes originated loan and investment in real estate venture

$68 million Land Sales under contract(> 2,300 acres – 22% of land) $24 million contract on sale of Subsurface Interests >$60 million in potential Income Property Dispositions $10.6 million completed year-to-date 2016 – Looking Ahead Potential Results Potentially record breaking EPS ($2.62/sh in 2005 highest ever) Potentially > $100 million of new Acquisitions Focus on Core Business There can be no assurances regarding the likelihood or timing of the potential acquisitions or, if any occur, the final terms including sales price

National Grocer (Regional Distrib. Center) National Outlet Developer International Residential Developer International Retail Developer 2016 - Looking Ahead Goals Drive Strong Free Cash Flow Continue to Improve Quality of CTO’s Assets (and Locations) Bring highly regarded Developers, Employers, and Projects to CTO Land Transformational Developments 630,000 Sq Ft450+ jobs 350,000 Sq Ft600-900 jobs 3,400 units/250,000 Sq Ft 300,000+ Sq Ft 1ST NEW MASTER PLANNED COMMUNITY IN DB IN 25 YEARS There can be no assurances regarding the likelihood or timing of these potential transactions or, if any occur, the final terms including sales price

SUBSURFACE INTERESTS Under Contract: $24 million [Est. Gain $22.6 or $2.40/share, after tax] Potential Closing: By year end 2016 INVESTMENT SECURITIES Sold all of the company’s investment securities in Q1 ’16 DEBT FINANCINGS $75mm Convertible Notes Issuance (Unsecured) 5 yrs. at 4.50% $25mm Non-Recourse First Mortgage Loan (on Wells Fargo building) 5 yrs. at 3.17% fixed rate Other Transactions

Total Revenues ($000’s) Operating Income ($000’s) Annual Results for 2011 – 2015 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 Basic Earnings Per Share Positive Trends Book Value Per Share CAGR: 35.0% CAGR: 224.5% CAGR: 4.1% CAGR: 188.8%

Income Properties 2015 Income Property Acquisitions Property Asset Type Location Remaining Lease Term (1) Purchase Price PSF (2) Wells Fargo Single Tenant Raleigh, NC 9.1 yrs. $42.3 $94 245 Riverside Multi-Tenant Jacksonville, FL 5.4 yrs. (3) $25.1 $183 Container Store Single-Tenant Glendale, AZ 14.7 yrs. $8.6 $370 Wtd. Avg./Total 8.5 yrs $76.0 $125 Average Investment Yield: 7.03% Property Asset Type Location Remaining Lease Term (1) Purchase Price PSF (2) 7-Eleven Multi-Tenant Dallas, TX 8.2 yrs. (3) $2.5 $525 Q1 2016 Remaining term at acquisition date Price per square foot Weighted average lease term remaining for all tenants

Income Properties Location Term (1) Sales Price PSF (2) CVS Sanford, FL (Vacant) 8.7 yrs $3.2 $236 CVS Sebastian, FL (Vacant) 8.7 yrs $3.2 $227 CVS Clermont, FL 7.1 yrs $4.2 $304 CVS Sanford, FL 5.1 yrs $5.2 $435 CVS Vero Beach, FL 8.3 yrs $5.3 $388 CVS Melbourne, FL (Sublease) 10.3 yrs $3.2 $292 Wtd. Avg./Total 7.8 yrs $24.3 $312 2015 Income Property Dispositions – Recycle Location Term (1) Sales Price PSF (2) American Signature Daytona Beach, FL 3.8 yrs $5.2 $99 CVS Sebring, FL (sublease) 3.1 yrs $2.4 $218 Teledyne Daytona Beach, FL 9.3 yrs $3.0 $195 Wtd. Avg./Total 5.2 yrs $10.6 $134 Average Cap rate: 7.3% YTD 2016 (3) Average Cap rate: 9.5% Remaining lease term at disposition date Price per square foot As of April 22, 2016

Income Properties Upgrading the Portfolio – 1031 Exchange Replacement Asset: $42.3 million investment Wells Fargo Office building, Raleigh NC Closed November 2015 Sold Assets: $24 million in proceeds Portion of proceeds from Sam’s Club land sale and proceeds from two Land Sales to North American Development Group Proceeds from Sale of income properties (CVS Melbourne, CVS Sebring, American Signature Furniture, and Teledyne) Closed between Dec 2015 and Apr 2016 Net Incremental NOI = approximately $1.5 million

Income Properties Location of Loan Investments (also one in Puerto Rico) Number of Income Property Investments CTO Headquartered in Daytona Beach, FL 1 3 9 3 14 1 1 2 1 3 Income Producing Investments % of total rent revenues as of April 22, 2016 (excluding self-developed multi-tenant properties) Geographic Diversity (1) Florida 38% North Carolina 25% Georgia 8% Arizona 7% California 6% Texas 6% Washington 3% Colorado 3% Maryland 2% Illinois 1% 10 States = Larger MSAs As of April 22, 2016 Office49% Retail51%

Income Properties Top Single Tenants by Rent As of April 22, 2016 Approx. 57.7% of rent from Investment Grade tenants Guaranteed by Holiday CVS, L.L.C. a wholly-owned subsidiary of CVS Caremark Under contract to sell (including only 2 of the properties leased to Walgreens) NOI = Rental income less direct costs of revenues and includes: (i) annualized rents and costs for acquisitions in 2015 and 2016 and (ii) billboard income and does not include revenues and costs for any income properties sold in 2015 and 2016 Single tenant portion of multi-tenant property For all income properties (single tenant and multi-tenant) (1) (1) (2) (2) (2) (2) Total NOI (3) = $17.4mm (5) Weighted Avg. Lease Term = 8.4 yrs. (5) (2) (4) (4)

2015 Acquisition Income Properties Core Investment Wells Fargo Building (Raleigh, NC) Single-Tenant $42.3mm Investment Single-Tenant Class A Office Rent @ 50% below market Investment basis - $94/sq. ft. or approx. 50% below replacement cost 9.1 years weighted average remaining on lease @ acquisition Rent Escalation in 2019 450,393 Square Feet Investment Grade Tenant: Wells Fargo Bank N.A. (AA-) Approx. 40.0 acres Potential for additional density on open acreage

2015 Acquisition Income Properties Core Investment Wells Fargo Building (Raleigh, NC) Single-Tenant Potential for additional density on site

2015 Acquisition Income Properties Core Investment 245 Riverside (Jacksonville, FL) Multi-Tenant $25.1mm Investment Class A Office Strong Retail/Residential development activity in area Investment basis ($183/sq ft) below replacement cost 5.4 years weighted average remaining on leases @ acquisition 99% Occupied 136,856 Square Feet Former St. Joe Headquarters built in 2003

Income Properties Potential Disposition: Taking Advantage of core pricing Bank of America Laguna Beach, CA Tenant Tenant Type Market Bank of America Single Tenant Garden Grove, CA Bank of America Single Tenant Westminster, CA Bank of America Single Tenant Laguna Beach, CA Bank of America Single Tenant Walnut, CA Bank of America Single Tenant La Habra, CA Bank of America Single Tenant Mission Viejo, CA Bank of America Single Tenant Mission Viejo, CA Bank of America Single Tenant Los Alamitos, CA Bank of America Single Tenant Yorba Linda, CA Walgreens Single Tenant Boulder, CO Walgreens Single Tenant Palm Bay, FL JPMorgan Chase Single Tenant Chicago, IL CVS Single Tenant Tallahassee, FL Buffalo Wild Wings Single Tenant Phoenix, AZ 14-Property Portfolio Sales Price $51.6 million(1) Sub 5.00% exit cap rate Est. Gain$11.4 million EPS (net of tax)$1.22/share There can be no assurances regarding the likelihood or timing of this potential transaction or, if it occurs, the final terms including sales price Sales price includes buyer’s assumption of $23.1 million mortgage loan secured by the properties

Opportunistic Investment Income Properties Future Income Growth Approx. 112,000 sq ft 14.35 acres 548 Parking Spaces 3-mi Pop. 93,236 3-mi Avg HHI $59,994 Immediate area experiencing strong real estate growth/new development Grove at Winter Park (Winter Park, FL) Multi-Tenant $3.1mm Investment Anchor Tenant Lease Currently negotiating lease with national tenant for 1.25 acre outparcel Executed lease w/national fitness center tenant - 39k sq foot anchor space 15 yr lease term Est. Q4 2016 opening Virtually Vacant When Acquired

Land Holdings Buyer Use Sales Price Acres Price/Acre Tanger Outlets [U/C] Retail $9.7 38.93 $249k North American Dev. Group Retail $5.2 37.26 $139k Sam’s Club Retail $4.5 18.10 $249k Integra Land Company [U/C] Multi-Family $2.4 14.98 $159k Physicians Organization [U/C] Medical Office $0.5 3.02 $167k Other transactions Various $0.2 1.74 $161k Total $22.5 114.0 $198k Land Sales 2015 Buyer Use Sales Price Acres Price/Acre North American Development Group Retail $2.0 4.40 $455k Other transaction Residential $0.2 3.06 $62k Total $2.2 7.46 $294k Q1 2016 (U/C) Under Construction

Land Holdings Monetizing our Land– Executing our Strategy Annual Land Sales for 2005 – 2015 & Pipeline as of 4/22/16 (Land Sales in $000’s) Note: Multi-family included in residential There can be no assurances regarding the likelihood or timing of these potential land transactions or, if any occur, the final terms including sales price

Land Holdings Land Pipeline I-95 Intended Use Acres Estimated Timing Minto Communities West Residential 1,600 2nd half 2016 ICI Homes West Residential 600 YE 2016 Transaction 3 West Commercial 18 +/- Q4 2016 Transaction 4 West Residential 18 +/- 2nd half 2017 Transaction 5 East Residential 70 +/- Q4 2016 North American Development Group East Retail 82 2017-2018 Williamson Crossing East Retail 23 Q1 2017 Total Potential Proceeds $68 million >2,300 acres @ $28k/acre There can be no assurances regarding the likelihood or timing of these potential land transactions or, if any occur, the final terms including sales price As of April 22, 2016 April 2016 Minto received entitlements for 3,400 residential units and 250,000 sq ft of commercial ICI Homes could receive entitlements by Q3 2016 for 870+ residential units

Land Holdings WEST OF I-95 Potential Transaction Buyer: Minto Communities Approx. 1,600 acres Buyer: ICI Homes Approx. 600 +/- acres Potential Transaction Approx. 18 +/- acres Potential Transaction Approx. 18 +/- acres EAST OF I-95 Potential Transaction Approx. 70 +/- acres Potential Transaction Buyer: North American Approx. 82 +/- acres Potential Transaction Approx. 21 +/- acres Potential Land Sales Total Potential Sales - approx. $68.0mm > 2,300 Acres » $28k/acre Total Acres West of I-95 Approx. 9,300 acres Total Acres East of I-95 Approx. 1,200 acres There can be no assurances regarding the likelihood or timing of these potential land transactions or, if any occur, the final terms including sales price 5 3 1 6 1 2 3 4 As of April 22, 2016 2 5 4 6 7 7

Land Holdings Tomoka Town Center (A) (A) As of March 31, 2016 Infrastructure work approx. 66% complete (A) Option Parcels totaling 81.55 acres under contract with North American Development Group

Land Holdings 2015 Land Sale – Tanger Outlets Transformational Transaction Upscale Outlet Shopping Center Estimated development cost - $100mm 350,000 square feet 80-90 Retail Stores No restaurant/F&B retail w/in the Outlet Projected jobs 400 construction/900 full & part time Projected opening holiday season 2016 Retailers Include: Banana Republic, Columbia, Express, GAP, Kay Jewelers, Levi’s, New Balance, Old Navy, Sketchers, and Under Armour Under Construction

Land Holdings Tanger Outlets Conceptual

Land Holdings 2015 Land Sale – Integra Land Co. Approx. 14.98 Acre Parcel Multi-Family Residential Estimated 260+ apartments Received planning/entitlement approvals Expected completion in Q4 2016 Multi-Family Project Under Construction

Land Holdings 2015 Land Sale – Integra Land Co. Multi-Family Project

Land Holdings Potential Land Sale – Minto Communities Approximately 1,600 Acre Parcel Age-Restricted Planned Residential Community Across from LPGA International Golf Club 3,400+/- single-family homes Golf-cart friendly lifestyle Resort-style town center with clubhouse, restaurants, and recreational and fitness facilities Projected 300+ homes developed per year Obtained Entitlements/Zoning April 2016 There can be no assurances regarding the likelihood or timing of this potential transaction or, if it occurs, the final terms including sales price Residential (Age-Restricted) Community Potential Close – 2nd half of 2016

Land Holdings Potential Land Sale – Minto Communities Residential (Age-Restricted) Community

Land Holdings Potential Land Sale – ICI Homes Approximately 600 Acre Parcel Planned Residential Community Adjacent to Bayberry Community/LPGA 870 +/- single-family homes There can be no assurances regarding the likelihood or timing of this potential transaction or, if it occurs, the final terms including sales price Residential Community SALES PRICE $9.0 MILLION Potential Close - December 2016

Land Holdings Strong Economic Activity on CTO Land There can be no assurances regarding the likelihood or timing of the potential transaction with Minto or, if it occurs, the final terms including sales price Date Sold Acres Investment (1) Size (Sq Ft) Jobs (1) Open Date (1) Distribution Center Aug 2014 75.60 $80mm 630,000 400 July 2015 Outlet Mall Nov 2015 38.93 $90mm 350,000 700-900 Nov 2016 Warehouse Club Dec 2015 18.10 $25mm 140,000 120 TBD Multi-Family Dec 2015 14.98 $20mm 260+ units 30 Dec 2016 Mixed-Use Retail Q4’15/Q1‘16 41.66 $30mm 300,000 100 TBD Auto Dealership Dec 2013 6.23 $ 5mm 18,000 50 Jan 2017 Corporate HQ Oct 2014 20.96 $10mm 50,000 250 Jan 2017 DISTRIBUTION CENTER Est. Closing Acres Investment (1) Size (Sq Ft) Age Restricted 2nd half ’16 1,600 $300mm 3,400 units Residential Yr End ’16 600 TBD 870+ units Retail Q1 2017 21 TBD TBD Estimates primarily based on publicly available information Completed Under Construction

Land Holdings Where does the Stock Market Value our Land? As of March 31, 2016 (unless otherwise noted) Convertible Debt included at $75mm face value, excludes debt issue costs Amount excluding Def Tax Liability for 1031 gains = deferred tax asset (net) Assumed a 7% cap rate for value of Income Properties For 10,500 acres

Loan Investments Commercial Loan Investments As of March 31, 2016 $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ‘16 $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ‘16 $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ‘19 $38.5 million invested (1) Wtd. Avg. Rate 9.0% Will Shrink Over Time DFW HYATT The GLENN HOTEL SOUTHGATE MALL $14.5mm First Mortgage San Juan, PR Rate: LIBOR + 900 Maturity: Sept. ‘18 SAN JUAN SHERATON Face Value

Approximately 95% of total subsurface acres Remaining 5% of total subsurface acres Subsurface Interests Subsurface Interests (500,000 Acres) Under Contract Sales Price $24 million Est. Gain$22.6 million EPS (after tax)$2.40/sh There can be no assurances regarding the likelihood or timing of this potential transaction or, if it occurs, the final terms including sales price

Golf Operations Golf Operations Operating Results ($millions) Membership Count For 2012 through Q1 2016 2012 2013 2014 2015 Q1 2016 Total Revenue Operating Income/(Loss) Expecting improved results w/Minto and ICI developments

Liquidity and Leverage Liquidity Position (excluding restricted cash) ($ in 000’s) Debt Schedule ($ in millions) Total Commitment of Credit Facility = $75 million Amount outstanding is face value of the Convertible Notes 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Debt on portfolio of 14 assets currently under contract for sale – transaction contemplates buyer assuming debt Available Credit Capacity based on borrowing base – Total Commitment is $75mm Assumes pay down of Credit Facility with net proceeds of non-recourse Mortgage Loan 90% of Debt at Fixed rate as of April 22, 2016 (7) Average Maturity 6.7 years Attractive Debt Rates and Duration (3) (4) As of April 22, 2016 (6) (5) 1031 Restricted Cash Balance approximately $31.0 million (7)

The Issuance Issued $75 million in March 2015 Conversion Price = $68.90, premium to current price (1) of 46.3% and 27.5% at issuance 4.5% coupon rate Unsecured Covenant light (no coverage tests, no LTV test) Benefits of the Convert to CTO Attractive pricing for a small cap company with no equity research and low liquidity (trading volume in stock) Facilitated 1031 strategy – allowing company to purchase replacement properties in advance of land sales (example: 245 Riverside property) CTO has been active in repurchasing shares given highly accretive pricing compared to convert price As stated in 10-K: CTO intends to settle the Notes in cash upon conversion (with any excess conversion value settled in shares of our common stock) The Convertible Notes (1) As of April 15, 2016

2015 Actual 2016 Guidance (Issued Feb 2016) Earnings per share $1.44/ share $2.75-$3.00/share Acquisition of Income-Producing Assets $96.2mm (1) $70mm - $85mm Target Investment Yields (Initial Yield – Unlevered) 6% - 8% 6% - 8% Disposition of Non-Core Income Properties $24.3mm $15.0mm - $25mm (2) Target Disposition Yields 7.29% 7.00% - 10.00% Land Transactions (sales value) $22.5mm $25.0mm - $35.0mm Leverage Target (as % of Total Enterprise Value) < 40% < 40% 2015 Actual Results - 2016 Guidance There can be no assurances regarding the likelihood or timing of potential acquisition or disposition transactions or, if any occur, the final terms including transaction price and yield Includes investment in Real Estate venture – Oceanfront Property Does not include potential disposition of 14 properties on Slide 17 and Subsurface Interests transaction on slide 34 (for year ended December 31, respectively)

Share Repurchase Program Share Repurchase Program (Authorized in 2008)$8.0 million New Share Repurchase Program (Authorized in 2015) (A) $10.0 million Year Shares Repurchased Investment Average Price/Share YTD 2016 28,862 $1,339,613 $46.41 Year Shares Repurchased Investment Average Price/Share Prior to 2015 45,130 $1,486,215 $32.93 2015 119,403 $6,484,843 $54.31 Totals/ Average 164,533 $7,971,058 $48.45 (A) As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the $10 million program

Hired Deutsche Bank in Feb. 2016 to explore Strategic Alternatives Share repurchases: approx. 193,000 shares since 2012 Board of Directors reduced to 7 in 2014 from 11 in 2011 Increased dividend since 2011 – from $0.04 to $0.08 per share (annualized) Annual election of Directors (eliminated staggered elections) in 2012 Implemented claw-back provision for equity incentive plan in 2013 Implemented say on pay/ Director stock ownership requirements Discontinued executive perks Terminated defined benefit pension plan & deferred compensation plan in 2014 Eliminated car allowance and club membership in 2011 Executive compensation heavily weighted to share price performance No poison pill Shareholder Friendly Strategic Alternatives Review Underway

November 2015 - Received shareholder proposal requesting Board engage independent advisor to evaluate a sale of the Company or the orderly liquidation of its assets The Board initiated the process called for by the Shareholder Proposal - solicited proposals from a number of financial advisory firms to advise the Company as to its options for maximizing shareholder value, including: Sale of the Company Sale of assets Continued pursuit of the Company’s business plan Feb 9, 2016 Special Committee (formed by the Board for the purpose of exploring strategic alternatives) engaged Deutsche Bank Securities Inc. as independent advisor to the Special Committee Since February 9, 2016 Deutsche Bank has worked with the Special Committee to develop and embark on a process to evaluate the Company's strategic alternatives As part of this process, Deutsche Bank has reached out to an extensive list of counterparties to evaluate their interest in a potential strategic transaction; these discussions remain ongoing While the Special Committee will continue to work diligently with Deutsche Bank to identify a course of action that will best maximize shareholder value, there can be no assurance that this process will result in a transaction of any kind Strategic Alternatives Process The Company does not expect to provide any updates on this ongoing process unless a transaction is agreed to that the Board believes is in the best interest of all shareholders

Well-Positioned Land as of March 31, 2016